Subsequent Events	6 Months Ended
Jun. 30, 2015
Subsequent Events [Abstract]
Subsequent Events

11. Subsequent Events

  Vessel's sale: On July 27, 2015, Rongerik Shipping Company Inc. entered into a memorandum of agreement with an unaffiliated party to sell the vessel “Cap Domingo”, for a sale price of $24,250 before commissions. The vessel, which is currently employed until the earliest December 2015, will be delivered to her new owners by mid-March 2016. The closing of the transaction is subject to the buyers' Board of Directors approval by September 4, 2015.

  Vessels' acquisitions: On July 29, 2015, the Company, through its newly established subsidiaries Langor Shipping Company Inc. and Meck Shipping Company Inc., signed two Memoranda of Agreement to purchase from unaffiliated parties two Post-Panamax container vessels, the “Hamburg” and the “Rotterdam”, for a purchase price of $38,500 and $37,500, respectively. The vessel “Rotterdam”, which is acquired charter-free, is currently expected to be delivered to the Company by mid-September 2015 and the “Hamburg”, which will be acquired with a time charter attached, in November 2015. The closing of the transaction for the purchase of the “Hamburg” is subject to the signing of a novation agreement to the time charter contract of the vessel.

  Declaration of Dividends: On July 30, 2015, the Company declared dividends amounting to $0.0025 per share, which will be paid on or around September 9, 2015 to stockholders of record as of August 18, 2015.

  Acceptance of Offer Letter: On July 31, 2015, the Company accepted an Offer Letter from the Royal Bank of Scotland plc for a term loan facility of up to $150,000. The purpose of the new facility is to re-finance the acquisition cost of certain of the Company's operating vessels, including the full prepayment of the existing facility agreement (Note 5), and to support the acquisition of the two newly acquired vessels “Rotterdam” and “Hamburg”. The loan agreement is expected to be executed by September 15, 2015.